NASDAQ: QCOR J.P. Morgan Healthcare Conference January 16, 2014 Exhibit 99.1

Safe Harbor Statement

Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the
Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; Our ability to receive high reimbursement levels from third party payers; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, MS, IS or rheumatology-related conditions, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and Lupus, our efforts to develop and obtain FDA approval of Synacthen, our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; The results of any pending or future litigation, investigations or claims, including government investigations and private securities litigation; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices;
Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our sales forces, planned international expansion, and our reliance on key personnel; Our ability to integrate the BioVectra business with our business and to manage, and grow, a contract manufacturing business; Our ability to comply with foreign regulations related to the operating of BioVectra's business and the international sales of Synacthen; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights;
The risk of product liability lawsuits; Our ability to successfully enter into, and operate in, international markets; The risk of unfavorable changes in currency exchange rates; Unforeseen business interruptions and security breaches; Volatility in Questcor's Acthar shipments, estimated channel inventory, and end-user demand, as well as volatility in our stock price; Our ability and willingness to continue to pay our quarterly dividend or make future increases in our quarterly dividend; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2012 as filed with the
Securities and Exchange Commission, or SEC, on February 27, 2013, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

Questcor A biopharmaceutical company focused on the treatment of patients with serious, difficult-to-treat autoimmune and inflammatory disorders 3 icos
CENTEX CORPORATION
NASDAQ
NASDAQ COMPOSITE DAILY VALUE
02:27:18
NASDAQ

QUESTCOR PHARMACEUTICALS, INC.

Flagship product H.P. Acthar Gel has a unique
therapeutic role and sustainable competitive advantages
Acthar is approved for 19 indications, many in markets
with sizable unmet need
Market penetration remains modest;
sales have increased rapidly
Increasing investment in R&D to grow the
body of evidence and diversify
Profitable, strong cash flow and balance sheet; returned
cash to shareholders through buybacks and dividends
Investment Highlights

3-Year Net Sales

Quarterly Net Sales ($M)
$29.3
$46.0
$75.5
$112.5
$160.5
$184.6
$236.3
$31.3
$36.8
$59.8
$96.0
$140.3 $135.1
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13

Acthar Business Diversification Continues
Rheumatology
20%-25%
Nephrology
30%-35%
Infantile Spasms
7%-12%
Other
~2%
MS
25%-30%
Acthar Estimated % Net Sales by
Therapeutic Area (Q3 2013)
Net Sales
($M)

TTM 2013: Trailing twelve months through September 30, 2013
$88
$115
$218
$509
$717
2009 2010 2011 2012 TTM 2013

Expanding Acthar Sales
Across Therapeutic Areas
Acthar Net Sales ($M)

$88
$115
$218
$509
$717
*Numbers on the bar graph represent actual Acthar net sales. The underlying allocation of Acthar net sales is based on
Management’s internal estimates;
TTM 2013: Trailing twelve months through September 30, 2013
Infantile Spasms
Multiple Sclerosis
Nephrology
Rheumology
Other
2009 2010 2011 2012 TTM 2013

Net Income Growth
Non-GAAP Net Income GAAP Net Income

TTM 2013: Trailing twelve months through September 30, 2013; See reconciliation table in Appendix
CAGR
77%
CAGR
79%
$27
$35
$80
$198
$265
$29
$39
$84
$210
$299
2009
2010
2011
2012 TTM 2013
2009
2010
2011
2012 TTM 2013
($M) ($M)

Earnings Growth
Non-GAAP Diluted EPS GAAP Diluted EPS

TTM 2013: Trailing twelve months through September 30, 2013; See reconciliation table in Appendix
CAGR
81%
CAGR
83%
2009 2010 2011 2012 TTM 2013
$0.40
$0.54
$1.21
$3.14
$4.34
2009 2010 2011 2012 TTM 2013
$0.44
$0.60
$1.27
$3.33
$4.89

Q3-2013 Financial Results

* Includes $75 million in restricted cash. See reconciliation table in Appendix
Q3 – 2012 Change
Net Sales ($M) $140.3 68%
Fully Diluted, GAAP EPS
$1.52
$0.91
$1.68
$0.97 73%
Investments ($M)
$281.1*
Cash Flow from Operations ($M)
$108.9
Diluted Shares Outstanding
62.1
61.4
Fully Diluted, Non-GAAP EPS
Cash and Short Term
$236.3
Q3 – 2013
$111.9
$51.2
67%

Recent Updates and Trends

Total Paid Acthar Rxs
•
$0.30 Dividend declared Q413
–
Record date: 1/17/14
–
Distribution date: 1/24/14
•
960K shares repurchased in Q413
•
$320M in Cash and ST Investments*
•
Board level Science and Strategic
Advisory Committees formed
–
To assist in ongoing evaluation of
factors contributing to the persistent
and significant discount in the
Company’s valuation relative to its
peer companies
–
Will also assess potential strategic
alternatives to address these
factors
*As of December 31, 2013 (includes $75M of restricted cash)
-
500
1,000
1,500
2,000
2,500
3,000
Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13

H.P. Acthar® GEL

(repository corticotropin injection) 80 U/mL

multiple-dose vial
Acthar
corticotropin
80 USP UNITS PER mL
INTRAMUSCULAR OR SUBCUTANEOUS
in refrigerator, 2°-8°C
*HIGHLY PURIFIED
Pharmaceuticals, Inc.
CA 94587 USA

QUESTCOR PHARMACEUTICALS, INC.

Flagship Product:
•
19 approved indications
Key Therapeutic Areas:
•
Nephrotic Syndrome, Multiple Sclerosis Relapse, Infantile Spasms,
Rheumatology Indications, Symptomatic Sarcoidosis
•
Significant areas of unmet need; large growth potential
Strategy:
•
Expand awareness, appropriate use of Acthar in key specialties
•
Develop Rheumatology and other on-label indications
Acthar Overview

*In this presentation, the terms “Nephrotic Syndrome,” “Multiple Sclerosis Relapse,” “Infantile Spasms,” “Rheumatology Indications,”
and “Symptomatic Sarcoidosis,” and their abbreviations, refer to on-label indications for Acthar associated with such conditions.
Investors should refer to the FDA approved Acthar label, which can be found at http://www.acthar.com/files/Acthar-PI.pdf

Nephrotic Syndrome
iMN, FSGS,
IgA, LN,
MPGN, MCD
Sub-Nephrotic
~90,000
Nephrotic
Population
~35K
~35,000
Addressable NS Patients
(US)
•
Characterized by excessive spilling of
protein from the kidneys into the urine
(nephrotic-range proteinuria)
•
Caused by a number of underlying
types of kidney disease
(eg, iMN, FSGS, IgA nephropathy, etc.)
•
Can result in end-stage renal disease
(ESRD), dialysis, transplant
•
Significant unmet need;
few treatment options

Multiple Sclerosis (MS) Relapse
Adequately
Treated Relapses Treated Relapses
~70K ~70K
Addressable
Patient
Population
~30K
•
MS is a neurodegenerative disease
occurring in about 400,000 patients
in the US
•
Estimated >100,000 relapses/year
•
Relapses range from mild to severe
and can cause a range of symptoms
–
Loss of sensation in the extremities
–
Loss of vision
–
Loss of ability to walk
•
Relapses can have a measurable
and sustained effect on disability in
MS patients

~30,000 Addressable
Annual Relapses (US)

•
Devastating, ultra-rare form of childhood epilepsy
•
Can cause permanent developmental disabilities, increased mortality
•
Acthar is often considered the “gold standard” and is currently used to treat ~50% of IS patients
Infantile Spasms (IS)
Acthar
Penetration
~780 Pts

~1,500 Patients (US)

Rheumatology
Rheumatology
Acthar’s Largest Market Opportunity
Acthar’s Largest Market Opportunity
DM/PM DM/PM
RA RA
jRA jRA
Lupus Lupus
PsA PsA
AS AS

*See http://www.acthar.com/files/Acthar-PI.pdf for specific label information.
Approximately 250,000 combined patients
(US) are believed to be in need of additional
treatment options
• Rheumatology-related indications
on the Acthar label*
– Dermatomyositis/Polymyositis
– Systemic lupus erythematosus
– Rheumatoid arthritis - adjunctive therapy
or in selected cases low-dose
maintenance therapy
– Psoriatic arthritis – short term adjunctive
– Ankylosing spondylitis – short term adjunctive
• Each can pose a serious health risk if not
adequately controlled
• Some cases difficult to manage;
Acthar is an additional FDA-approved
treatment option
• Positive initial uptake; expanded Rheum
Sales Force from 12 to 62 reps

Initiating a Pilot Commercialization Effort
Initiating a Pilot Commercialization Effort
in Pulmonology
in Pulmonology
•
•
Acthar is approved for the
Acthar is approved for the
treatment of respiratory
treatment of respiratory
manifestations of symptomatic
manifestations of symptomatic
sarcoidosis
sarcoidosis
– – A systemic inflammatory disease A systemic inflammatory disease where cell nodules or granulomas where cell nodules or granulomas can manifest in multiple organs, most can manifest in multiple organs, most often in the lungs often in the lungs
– – Cause is unknown Cause is unknown
– – May be asymptomatic or May be asymptomatic or
chronic and may cause death; chronic and may cause death;
difficult to treat difficult to treat

Asymptomatic Asymptomatic
or Adequately or Adequately
Treated Treated
~130K ~130K
Potential Potential
Acthar Patients Acthar Patients
~20K ~20K
~20,000 Addressable Patients (US)
~20,000 Addressable Patients (US)

Indication Indication
Potential Acthar Potential Acthar
Patient Population Patient Population
% Acthar Penetration % Acthar Penetration
(estimated) (estimated)
Large Addressable Markets with
Large Addressable Markets with
Growth Potential (U.S. Only)
Growth Potential (U.S. Only)

Note: Amounts and percentages based on internal company estimates.

Indication Indication
Potential Acthar Potential Acthar
Patient Population Patient Population
% Acthar Penetration % Acthar Penetration
(estimated) (estimated)
NEUROLOGY NEUROLOGY
Infantile Spasms Infantile Spasms 1,500 1,500 52% 52%
Large Addressable Markets with
Large Addressable Markets with
Growth Potential (U.S. Only)
Growth Potential (U.S. Only)

Note: Amounts and percentages based on internal company estimates.

Indication Indication
Potential Acthar Potential Acthar
Patient Population Patient Population
% Acthar Penetration % Acthar Penetration
(estimated) (estimated)
NEUROLOGY NEUROLOGY
Infantile Spasms Infantile Spasms 1,500 1,500 52% 52%
Multiple Sclerosis Flares Multiple Sclerosis Flares 30,000 30,000 18% 18%
Large Addressable Markets with
Large Addressable Markets with
Growth Potential (U.S. Only)
Growth Potential (U.S. Only)

Note: Amounts and percentages based on internal company estimates.

Large Addressable Markets with
Large Addressable Markets with
Growth Potential (U.S. Only)
Growth Potential (U.S. Only)

Note: Amounts and percentages based on internal company estimates.
Indication Indication
Potential Acthar
Patient Population
% Acthar Penetration
(estimated)
NEUROLOGY NEUROLOGY
Infantile Spasms
Multiple Sclerosis Flares
NEPHROLOGY NEPHROLOGY
Nephrotic Syndrome
1,500
30,000
35,000 35,000
52%
18%
9% 9%

Indication Indication
Potential Acthar Potential Acthar
Patient Population Patient Population
% Acthar Penetration % Acthar Penetration
(estimated) (estimated)
NEUROLOGY NEUROLOGY
Infantile Spasms Infantile Spasms 1,500 1,500 52% 52%
Multiple Sclerosis Flares Multiple Sclerosis Flares 30,000 30,000 18% 18%
NEPHROLOGY NEPHROLOGY
Nephrotic Syndrome Nephrotic Syndrome 35,000 35,000 9% 9%
RHEUMATOLOGY RHEUMATOLOGY
PM/DM PM/DM 20,000 20,000 2% 2%
Rheumatoid Arthritis Rheumatoid Arthritis 80,000 80,000 0.5% 0.5%
Lupus Lupus 70,000 70,000 0.4% 0.4%
Ankylosing spondylitis Ankylosing spondylitis 50,000 50,000 0.04% 0.04%
Psoriatic arthritis Psoriatic arthritis 30,000 30,000 0.2% 0.2%
Large Addressable Markets with
Large Addressable Markets with
Growth Potential (U.S. Only)
Growth Potential (U.S. Only)

Note: Amounts and percentages based on internal company estimates.

Indication Indication
Potential Acthar Potential Acthar
Patient Population Patient Population
% Acthar Penetration % Acthar Penetration
(estimated) (estimated)
NEUROLOGY NEUROLOGY
Infantile Spasms Infantile Spasms 1,500 1,500 52% 52%
Multiple Sclerosis Flares Multiple Sclerosis Flares 30,000 30,000 18% 18%
NEPHROLOGY NEPHROLOGY
Nephrotic Syndrome Nephrotic Syndrome 35,000 35,000 9% 9%
RHEUMATOLOGY RHEUMATOLOGY
PM/DM PM/DM 20,000 20,000 2% 2%
Rheumatoid Arthritis Rheumatoid Arthritis 80,000 80,000 0.5% 0.5%
Lupus Lupus 70,000 70,000 0.4% 0.4%
Ankylosing spondylitis Ankylosing spondylitis 50,000 50,000 0.04% 0.04%
Psoriatic arthritis Psoriatic arthritis 30,000 30,000 0.2% 0.2%
PULMONOLOGY PULMONOLOGY
Sarcoidosis Sarcoidosis 20,000 20,000 0.2% 0.2%
Large Addressable Markets with
Large Addressable Markets with
Growth Potential (U.S. Only)
Growth Potential (U.S. Only)

Note: Amounts and percentages based on internal company estimates.

Synacthen (tetracosactide) Overview
Synacthen (tetracosactide) Overview

•
•
Acquired license to develop and commercialize Synacthen and
Acquired license to develop and commercialize Synacthen and
Synacthen Depot in U.S.
Synacthen Depot in U.S.
•
•
Rights to develop and commercialize in over three dozen countries*
Rights to develop and commercialize in over three dozen countries*
–
–
Opportunity to reinvigorate Synacthen and provides platform for
Opportunity to reinvigorate Synacthen and provides platform for potential international growth
potential international growth
•
•
Expands presence in inflammatory and autoimmune disorders
Expands presence in inflammatory and autoimmune disorders
–
–
Provides foundation for next generation melanocortin peptide therapeutics
Provides foundation for next generation melanocortin peptide therapeutics
•
•
Further diversifies business
Further diversifies business
*Subject to certain closing conditions

Advancing Our Understanding of Acthar
Advancing Our Understanding of Acthar
and Melanocortin Peptides
and Melanocortin Peptides

•
•
One of 9 families of hormones produced by the pituitary,
One of 9 families of hormones produced by the pituitary,
the “master gland”
the “master gland”
•
•
Believed to modulate the immune system and associated
Believed to modulate the immune system and associated
inflammatory process through binding to 5 melanocortin receptors inflammatory process through binding to 5 melanocortin receptors
–
–
MC1R, MC2R, MC3R, MC4R, and MC5R
MC1R, MC2R, MC3R, MC4R, and MC5R
–
–
Differences in chemical structure influence binding affinity
Differences in chemical structure influence binding affinity
•
•
Questcor currently has two distinct melanocortin-peptide
Questcor currently has two distinct melanocortin-peptide
based products
based products
–
–
Acthar (porcine ACTH 1-39); Synacthen (tetracosactide)
Acthar (porcine ACTH 1-39); Synacthen (tetracosactide)

Acthar Mechanism of Action
Acthar Mechanism of Action

• Clinical observations
– Acthar has been shown to have increased
efficacy vs. corticosteroids in infantile spasms
– Acthar has been successfully used to induce
remission of proteinuria in nephrotic syndrome
without uremia of the idopathic type
(e.g., iMN, FSGS, IgA nephropathy)
1
• Preclinical observations demonstrate
steroid-independent anti-inflammatory,
immuno-modulatory properties of
ACTH & other MC peptides
2
1: Bomback et al, Am J Nephrol 2012;36:58–67
2: Gong et al, Kidney International, 83, January 2013

Implications of Acthar and Other Melanocortins
Implications of Acthar and Other Melanocortins
(Synacthen and new MCs)
(Synacthen and new MCs)

•
•
We now believe Acthar and other melanocortin peptides impact
We now believe Acthar and other melanocortin peptides impact
–
–
Immune system
Immune system
–
–
Inflammatory process
Inflammatory process
–
–
Some cell function
Some cell function
–
–
Homeostasis
Homeostasis
•
•
Dozens of moderate-to-severe medical conditions may benefit from
Dozens of moderate-to-severe medical conditions may benefit from
Acthar or other melanocortin peptide therapeutics
Acthar or other melanocortin peptide therapeutics

Significantly Increasing Investment in R&D
Significantly Increasing Investment in R&D
• Have funded or have approved
funding for studies covering
both on label and potential
new indications
– Company sponsored pre-clinical
and clinical studies
– Independent physician sponsored
studies
• Investigating potential biological
properties of Acthar
– Direct effect on biochemical
pathways, cells and tissues
– Immunomodulation and
anti-inflammatory properties

R&D Investment ($M)
TTM 2013: Trailing twelve months through September 30, 2013
$11
$10
$11
$17
$34
$52
2008 2009 2010 2011 2012 TTM
2013

Expanding the Body of Evidence for
Expanding the Body of Evidence for
On-Label and New Indications/Targets
On-Label and New Indications/Targets

IDIOPATHIC MEMBRANOUS NEPHROPATHY IDIOPATHIC MEMBRANOUS NEPHROPATHY
SYSTEMIC LUPUS ERYTHEMATOSUS SYSTEMIC LUPUS ERYTHEMATOSUS
DIABETIC NEPHROPATHY  DIABETIC NEPHROPATHY
AMYOTROPHIC LATERAL SCLEROSIS AMYOTROPHIC LATERAL SCLEROSIS
ACUTE RESPIRATORY DISTRESS ACUTE RESPIRATORY DISTRESS
SYNDROME SYNDROME
Pre-Clinical Phase 1 Phase 2 Phase 4 Phase 3

ALS Phase 2 Open-Label Safety Study for
ALS Phase 2 Open-Label Safety Study for
Acthar
Acthar

•
•
Goals
Goals
–
–
Assess short-term safety and tolerability of Acthar in ALS
Assess short-term safety and tolerability of Acthar in ALS
–
–
Inform dosage selection for future studies
Inform dosage selection for future studies
•
•
Study Design
Study Design
–
–
Enroll up to 40 patients at multiple sites in U.S.
Enroll up to 40 patients at multiple sites in U.S.
–
–
8-week treatment, plus optional 28-week open label extension
8-week treatment, plus optional 28-week open label extension
–
–
Patients randomized to one of four dosing regimens
Patients randomized to one of four dosing regimens
Findings to Drive Design for Pivotal Efficacy Study
Findings to Drive Design for Pivotal Efficacy Study

ARDS Phase 2 Safety and Efficacy Study for
ARDS Phase 2 Safety and Efficacy Study for
Acthar
Acthar

•
•
Goals
Goals
–
–
Determine if Acthar increases number of
Determine if Acthar increases number of
ventilator-free days during 28-day
ventilator-free days during 28-day
treatment period
treatment period
–
–
Assess if Acthar reduces mortality,
Assess if Acthar reduces mortality,
organ failure, length of hospital or ICU stay
organ failure, length of hospital or ICU stay
–
–
Inform dosage selection for future studies
Inform dosage selection for future studies
•
•
Study Design
Study Design
–
–
4-week randomized, placebo controlled trial
4-week randomized, placebo controlled trial
–
–
Enroll up to 210 patients at up to 40 sites in U.S.
Enroll up to 210 patients at up to 40 sites in U.S.
–
–
Patients randomized to one of six dosing regimens
Patients randomized to one of six dosing regimens
Findings to Drive Design for Pivotal Efficacy Study
Findings to Drive Design for Pivotal Efficacy Study

Strong Platform for Growth
Strong Platform for Growth

• Increasing penetration of current Acthar markets and expanding sales into new, approved indications
– NS and MS market penetration remains modest
– Rheumatology is a new Acthar market in very early development; growing rapidly
– Pilot selling effort in pulmonology for symptomatic sarcoidosis
– Possible Acthar role in dermatology and ophthalmology indications being evaluated for commercial potential
• Untapped international market opportunities
– Developing international markets for Synacthen and Acthar
• Developing new indications for Acthar, Synacthen and potentially other melanocortin therapeutics
• Strong free cash flow generation enables possible product
acquisitions/partnering

Growing Cash Flow Growing Cash Flow 33 TTM 2013: Trailing twelve months through September 30, 2013 Operating Cash Flow ($M) $40 $37 $86 $219 $316 2010 2011 2012 2013TTM 2009

Committed to Creating Long Term Value
Committed to Creating Long Term Value
for Shareholders
for Shareholders

•
•
Continued stewardship of Acthar and Synacthen
Continued stewardship of Acthar and Synacthen
•
•
Demonstrated ability to execute
Demonstrated ability to execute
•
•
Long
Long
term
term
investment
investment
in
in
R&D
R&D
--
--
doubled
doubled
R&D
R&D
spending
spending
in
in
2012
2012
and
and
2013
2013
(projected)
(projected)
•
•
Highly selective, strategic diversification
Highly selective, strategic diversification
•
•
Have returned $465 million to shareholders through share repurchases
Have returned $465 million to shareholders through share repurchases and dividends
and dividends
– – 23.1 million shares repurchased 23.1 million shares repurchased
– 5.3 million shares remain available for repurchase under share repurchase program*
•
•
Quarterly dividend increased twice during 2013; $0.30/share
Quarterly dividend increased twice during 2013; $0.30/share

NASDAQ: NASDAQ: QCOR QCOR January 2014 January 2014

Net income per share – basic and diluted may not foot
due to rounding
Use of Non-GAAP Financial Measures
Our “non-GAAP adjusted net income” excludes the following items from
GAAP net income:
1. Share-based compensation expense
3. Interest expense associated with the net present value adjustment on our contingent consideration
4. Interest expense associated with the net present value adjustment on the R&D liability in conjunction with acquisition of Synacthen
5. Compensation expense associated with the BV Trust agreement
6. Foreign currency transaction loss
9. Impairment of purchased technology related to our
acquisition of Doral
Reconciliation of Non-GAAP Adjusted
Financial Disclosure

Three Months
Ended
September 30,
Nine Months
Ended
September 30,
2013 2012 2013 2012
Adjusted net income
$104,36
8
$59,427
$233,32
8
$143,94
3
Share-based compensation expense (1) (5,269) (2,855) (13,807) (6,908)
Depreciation and amortization expense (2) (3,127) (226) (6,253) (638)
Interest expense associated with contingent consideration (3) (188) 0 (572) 0
Interest expense associated with R&D liability in conjunction with
(1,141) 0 (1,140) 0
Compensation expense associated with BV Trust (5) (202) 0 (534) 0
Foreign currency transaction loss (6) 0 0 (329) 0
0 0 (7,751) 0
BioVectra purchase price adjustment (8) 0 0 169 0
Impairment of purchased technology (9) 0 (659) (485) (662)
Net income – GAAP $94,441 $55,687
$202,62
6
$135,73
5
Adjusted net income per share - basic $1.77 $1.01 $4.00 $2.36
Share-based compensation expense (1) (0.09) (0.05) (0.24) (0.11)
Depreciation and amortization expense (2) (0.05) 0.00 (0.11) (0.01)
Interest expense associated with contingent consideration (3) 0.00 — (0.01) —
Interest expense associated with R&D liability in conjunction with
(0.02) (0.02)
Compensation expense associated with BV Trust (5) 0.00 — (0.01) —
Foreign currency transaction loss (6) — — (0.01) —
— — (0.13) —
BioVectra purchase price adjustment (8) — — 0.00 —
Impairment of purchased technology (9) — (0.01) (0.01) (0.01)
Net income per share – basic $1.60 $0.95 $3.47 $2.23
Adjusted net income per share - diluted $1.68 $0.97 $3.82 $2.25
Share-based compensation expense (1) (0.08) (0.05) (0.23) (0.11)
Depreciation and amortization expense (2) (0.05) 0.00 (0.10) (0.01)
Interest expense associated with contingent consideration (3) 0.00 — (0.01) —
Interest expense associated with R&D liability in conjunction with
(0.02) (0.02)
Compensation expense associated with BV Trust (5) 0.00 — (0.01) —
Foreign currency transaction loss (6) — — (0.01) —
— — (0.13) —
BioVectra purchase price adjustment (8) — — 0.00 —
Impairment of purchased technology (9) — (0.01) (0.01) (0.01)
Net income per share – diluted $1.52 $0.91 $3.32 $2.12
Net sales – Questcor
$227,29
6
$140,33
9
$531,11
3
$348,76
0
Net sales - BioVectra 9,050 0 24,935 0
Consolidated net sales 236,346 140,339 556,048 348,760
Medicaid adjustment 0 0 11,500 0
Adjusted consolidated net sales
$236,34
6
$140,33
9
$567,54
8
$348,76
0
2. Depreciation and amortization expense, including amortization expense on our purchased intangibles
8. BioVectra purchase price adjustment related to a labor rebate received in the second quarter 2013
Notes to Reconciliation of Non-GAAP Adjusted Financial
Disclosure
acquisition of Synacthen (4)
7. Medicaid adjustment for prior period 2002 - 2009
Medicaid adjustment for 2002 - 2009 (7)
acquisition of Synacthen (4)
acquisition of Synacthen (4)
Medicaid adjustment for 2002 - 2009 (7)
Medicaid adjustment for 2002 - 2009 (7)

Reconciliation of Non-GAAP Adjusted
Reconciliation of Non-GAAP Adjusted
Financial Disclosure
Financial Disclosure

2009 2010 2011 2012 TTM 2013
Adjusted Net Income $29,242 $38,988 $83,956 $209,644 $299,033
Stock-based Compensation (2,310) (2,649) (5,128) (10,502) (17,396)
Depreciation & Amortization Expense (303) (352) (731) (811) (6,428)
Other non-cash expense (income) related to acquisition of BioVectra 0 0 0 0 (1,266)
Other non-cash expense (income) related to acquisition of Synacthen 0 0 0 0 (1,140)
Medicaid adjustment for 2002-2009 0 0 0 0 (7,751)
Tax adjustments 0 (916) 1,702 0 0
Impairment of goodwill 0 0 (209) (656) (485)
GAAP Net Income $26,629 $35,071 $79,591 $197,675 $264,566
Adjusted Net Income per Share - Basic 0.46 $                 0.63 $                 1.34 $                 3.48 $                 5.12 $
Stock-based Compensation (0.04) (0.04) (0.08) (0.17) (0.30)
Depreciation & Amortization Expense (0.00) (0.01) (0.01) (0.01) (0.11)
Other non-cash expense (income) related to acquisition of BioVectra
- - - -
(0.02)
Other non-cash expense (income) related to acquisition of Synacthen
- - - -
(0.02)
Medicaid adjustment for 2002-2009
- - -
(0.13)
Ohio CAT - (0.01) 0.03 - -
Impairment of goodwill
- -
(0.00) (0.01) (0.01)
GAAP Net Income per Share - Basic 0.41 $                 0.56 $                 1.27 $                 3.28 $                 4.54 $
Adjusted Net Income - per Share Diluted 0.44 $                 0.60 $                 1.27 $                 3.33 $                 4.89 $
-

- 1.1 Infantile Spasms:
  - H.P. Acthar Gel (rep
    treatment of infant
- 1.2 Multiple Sclerosis:
  - H.P. Acthar Gel (rep
    acute exacerbation
    H.P. Acthar Gel
    to be effective in s
    However, there is n
    the disease.
- 1.3 Rheumatic Disord
  - As adjunctive thera
    episode or exacerb
    rheumatoid arthrit
    Ankylosing spondy
- 1.4 Collagen Diseases:
  - During an exacerbation or as maintenance therapy in selected cases of: systemic lupus erythematosus, systemic dermatomyositis (polymyositis).

QUESTCOR PHARMACEUTICALS, INC.

Strong Platform for Growth
Strong Platform for Growth

•
1.3 Rheumatic Disorders:
–
As adjunctive therapy for short-term administration
(to tide the patient over an acute episode or exacerbation)
in: Psoriatic arthritis; Rheumatoid arthritis, including
juvenile rheumatoid arthritis (selected cases may require
low-dose maintenance therapy);
Ankylosing spondylitis.
•
1.4 Collagen Diseases:
–
During an exacerbation or as maintenance therapy in
selected cases of: systemic lupus erythematosus,
systemic dermatomyositis (polymyositis).

How Does Acthar Work?
How Does Acthar Work?

• Treats autoimmune/inflammatory process associated with the pathophysiology
• By binding to melanocortin receptors, may modulate the immune system and associated inflammatory process
1,5-9
• Triggers the production of cortisol and other adrenal compounds through binding to MC2R receptors found in the adrenal cortex
• Properties extend beyond steroidogenesis
1,5-9
• Acthar components have yet to be fully characterized
10
1 Arnason et al. Mult Sclerosis J. 2012; 2 Arya et al. J Child Neuro 2012; 3 Bomback et al. Amer J. Neph 2012; 4 Levine, Drug Design, Dev & Therapy, 2012.
5 Catania, et al. Pharmacol Rev. 2004; 6 Stafstrom, et al. J Child Neuro 2011; 7 Manna SK, J Immunol. 1998; 8 Gong R. Nat Rev Nephrol. 2011;
9 Bohm et al. Endocrine Reviews 2012; 10H.P. Acthar Gel package insert. Questcor Pharmaceuticals, Inc., 2011.
Binds to melanocortin receptors found on immune cells
Binds to cells in many types of tissues (e.g., kidney podocytes)
1,3,5,6,8,9
ACTH is believed to be the primary active component in Acthar, but there may be others
1-4

Melanocortin Peptides May Activate Up to
Melanocortin Peptides May Activate Up to
Five Known Melanocortin Receptors
Five Known Melanocortin Receptors

Steroid-dependent
anti-inflammatory
effects (indirect)
MC2R MC2R
Corticosteroids
Adrenal cortical cells
MC1R MC1R MC3R MC3R MC4R MC4R MC5R MC5R
Altered tissue/organ & cell Altered tissue/organ & cell
function function
Direct effect on organ-specific
cells (eg, CNS, kidney, muscle) (eg, CNS, kidney, muscle)
Effects on immune cells Effects on immune cells
Immune cells, CNS cells, kidney cells, muscle cells,
many other cells
Acthar Acthar
Steroid-independent anti-inflammatory/immunomodulatory effects

MCR Tissue/Cell Expression Potential biologic activity
MC1R
Podocytes
Renal  Mesangial Cells
Endothelial Cells (Glomerular,
Tubular, Vascular)
Macrophages, Monocytes, Neutrophils
Melanocytes
Keratinocytes
Central Nervous System
Chondrocytes
Respiratory tract
GI tract
•
Immunomodulation (including modulation of
antigen presentation; immune cell adhesion and
trafficking; dampen autoimmunity; NF-
sequestration)
•
Cytoprotection (reduction of oxidative stress)
•
Ischemia-reperfusion protection Protection from
LPS -induced systemic inflammatory response
•
Cytoskeletal effects (regulate expression of
collagen, vimentin, podocyte specific proteins)
MC2R Adrenal Cortex, Adipocytes, Testis •
Steroidogenesis
MC3R
Central Nervous System
Macrophages
•
Immunomodulation
•
Protection from ischemia
MC4R
Podocytes
Renal  Mesangial Cells
Central Nervous System
•
Regulation of neuroinflammation
•
•
Metabolic control
MC5R
Central Nervous System
Exocrine Glands
Lymphocytes
•
Immunomodulation
•
B cell signaling
•
Exocrine secretion
•
Ocular immunity
•
Lipid regulation
Cerebral ischemic protection
Endothelial Cells (Glomerular, Tubular)

↑	↓
		↑	↑
		↑	↑
			↑
		↑	↑

QUESTCOR PHARMACEUTICALS, INC.

* Includes prescriptions covered by commercial carriers, Medicare, Medicaid and Tricare in all periods regardless of the rebate percentage applicable in those periods.
** Total number of prescriptions includes all paid prescriptions.
Based on internal company estimates
New Paid Acthar Prescriptions
New Paid Acthar Prescriptions
by Therapeutic Area*
by Therapeutic Area*

Paid Rx Comparison
Q3 – 2013
Q3 – 2012
Q2 – 2013
NS
370 - 380
7%
7%
7%
7%
MS
IS
IS
Rheumatology
1,370 - 1,400
225 - 230
450 - 460
4% 8%
33%
7%
N/M
Total 2,450 - 2,500** 30% 10%
43%

Biosimilar Pathways Highly Challenging
Biosimilar Pathways Highly Challenging

•
•
Complex formulation and pharmacology, with multiple receptor
Complex formulation and pharmacology, with multiple receptor binding properties
binding properties
–
–
Possibly multiple active peptides
Possibly multiple active peptides
–
–
Slow release gel formulation
Slow release gel formulation
–
–
Complex and not well characterized (research is ongoing)
Complex and not well characterized (research is ongoing)
•
•
Formulation and manufacturing trade secrets inherent with Acthar
Formulation and manufacturing trade secrets inherent with Acthar
•
•
Future synthetic versions of ACTH might be possible, but in a
Future synthetic versions of ACTH might be possible, but in a specific indication
specific indication
–
–
Clinical trial(s) and other development work likely required
Clinical trial(s) and other development work likely required
–
–
Multi-year pathway; challenging IP landscape
Multi-year pathway; challenging IP landscape

NASDAQ: NASDAQ: QCOR QCOR January 2014 January 2014